***Certain identified information has been excluded from the exhibit because it both (i) is not material and (ii) is the type that the company treats as private or confidential. Such omitted information is indicated by brackets (“[***]”) in this exhibit.***
SECURITIES PURCHASE AGREEMENT
This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of August 14, 2026, by and among Skye Bioscience, Inc., a Nevada corporation (the “Company”), and each of the entities listed on Exhibit A attached to this Agreement (each, an “Investor” and together, the “Investors”).
WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is entering into a Transaction Agreement (the “Transaction Agreement”) with Redx Pharma Limited, a private limited company incorporated in England and Wales with registered number 07368089 (“Redx”), pursuant to which the Company intends to acquire the entire issued and to be issued share capital of Redx, which acquisition is intended to be effected by means of a scheme of arrangement of Redx under Part 26 of the UK Companies Act 2006 (the “Scheme of Arrangement”), in accordance with and subject to the terms set forth in the Transaction Agreement (the “Transaction”);
WHEREAS, the Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act;
WHEREAS, the Company desires to sell to the Investors, and each Investor desires to purchase from the Company, severally and not jointly, upon the terms and subject to the conditions stated in this Agreement, (A) shares (the “Common Shares”) of the Common Stock (as defined below) and (B) if applicable pursuant to the terms hereof, shares (the “Non-Voting Shares” and, together with the Common Shares, the “Shares”) of the Non-Voting Common Stock (as defined below); and
WHEREAS, contemporaneously with the sale of the Shares, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B, pursuant to which the Company will agree to provide certain registration rights in respect of the resale of the Common Shares and the Conversion Shares (as defined below), if any, under the Securities Act and applicable state securities laws.
NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the Company and each Investor, severally and not jointly, agree as follows:
1.Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
“Acquiror Disclosure Schedule” has the meaning set forth in the Transaction Agreement.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.
“Agreement” has the meaning set forth in the recitals.
“Amended and Restated Bylaws” means the Bylaws of the Company, as currently in effect.
“Articles of Incorporation” means the Articles of Incorporation of the Company, as amended, supplemented, or restated from time to time.
“Board of Directors” means the board of directors of the Company.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Certificate of Amendment” means one or more Certificates of Amendment to the Articles of Incorporation and/or Certificates of Change, as applicable, in order to effect (a) the Acquiror Authorized Shares Amendment (as defined in the Transaction Agreement), and/or (b) the Nasdaq Reverse Stock Split, and/or (c) the authorization of the Non-Voting Common Stock (including the provisions governing the conversion thereof into shares of Common Stock), as applicable.
“Closing” has the meaning set forth in Section 2.2.
“Closing Date” has the meaning set forth in Section 2.2.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Common Stock” means the voting common stock of the Company, par value $0.001 per share, as designated from time to time in the Articles of Incorporation, excluding the Non-Voting Common Stock.
“Company” has the meaning set forth in the recitals.
“Company Lock-Up Agreements” has the meaning set forth in the Transaction Agreement.
“Company Disclosure Schedule” has the meaning set forth in the Transaction Agreement.
“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Non-Voting Shares.
“Disclosure Document” has the meaning set forth in Section 5.3.

“Environmental Laws” has the meaning set forth in Section 3.15.
“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.
“Financial Statements” has the meaning set forth in Section 3.8(b).
“Fundamental Representations” means the representations and warranties made by the Company in Sections 3.1 (Organization and Power), 3.2 (Capitalization), 3.4 (Authorization), 3.5 (Valid Issuance), 3.6 (No Conflict), 3.7 (Consents), 3.8 (SEC Filings; Financial Statements), 3.18 (Nasdaq Stock Market), 3.19 (Sarbanes-Oxley Act), 3.23 (Price Stabilization of Common Stock), 3.24 (Investment Company Act), 3.25 (General Solicitation; No Integration or Aggregation), 3.26 (Brokers and Finders), 3.27 (Reliance by the Investors) and 3.30 (No Additional Agreements).
“GAAP” has the meaning set forth in Section 3.8(b).
“Governmental Authorizations” has the meaning set forth in Section 3.11.
“Indemnified Persons” has the meaning set forth in Section 5.9.
“Insolvent” has the meaning set forth in Section 3.21.
“Investor” and “Investors” have the meanings set forth in the recitals.
“IT Systems and Data” has the meaning set forth in Section 3.32.
“Material Adverse Effect” means any “Acquiror Material Adverse Effect,” as such term is defined in the Transaction Agreement, as well as any change, event, circumstance, development, condition, occurrence or effect that, individually or in the aggregate, materially delays or materially impairs the ability of the Company to timely comply, or prevents the Company from complying, with its obligations under this Agreement, the other Transaction Agreements, or with respect to the Closing, or would reasonably be expected to do so.
“Material Contract” means any contract, instrument or other agreement to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries is bound that has been filed or was required to have been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.
“Nasdaq” means the Nasdaq Stock Market LLC.
“Nasdaq Initial Listing Approval” means the approval by Nasdaq of an Initial Listing Application in respect of the maximum aggregate number of shares of Common Stock issuable pursuant to this Agreement, including the Common Shares and Conversion Shares (without giving effect to any limitation on conversion set forth therein), if any, and the maximum aggregate number of shares of Common Stock issuable pursuant to the Transaction Agreement.
“Nasdaq Reverse Stock Split” means, if necessary, one or more reverse stock splits of the Common Stock on or after the date of this Agreement and prior to the Closing Date in the range mutually agreed to by the Company and Redx in order to regain compliance with the applicable listing rule of Nasdaq.
“National Exchange” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question, together with any successor thereto: the NYSE American, The New York Stock Exchange, The Nasdaq Global Market, The Nasdaq Global Select Market and The Nasdaq Capital Market.
“Non-Voting Common Stock” means a new series of non-voting common stock of the Company to be established after the date hereof and prior to the Closing Date, which shall (x) have the same economic rights as the Common Stock on an as-converted basis; (y) be convertible into Common Stock on a one-for-one basis, subject to appropriate adjustment for any stock split, reverse stock split, stock dividend, combination, reclassification or similar transaction; (z) subject to the applicable transfer and other restrictions set forth in the Articles of Incorporation.
“NRS” means the Nevada Revised Statutes, as amended from time to time.
“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.
“Placement Agents” means Leerink Partners LLC and MTS Securities, LLC.
“Proxy Statement” has the meaning set forth in Section 5.12(c).
“Redx” has the meaning set forth in the recitals.
“Registration Rights Agreement” has the meaning set forth in Section 6.1(j).
“Stockholder Approval Proposals” has the meaning set forth in Section 5.12.
“Requisite Stockholder Approval” has the meaning set forth in Section 5.12.
“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
“Scheme of Arrangement” has the meaning set forth in the recitals.
“SEC” means the U.S. Securities and Exchange Commission.

“SEC Reports” means (a) the Company’s most recently filed Annual Report on Form 10-K and (b) all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed or furnished (as applicable) by the Company following the end of the most recent fiscal year for which an Annual Report on Form 10-K has been filed on or prior to the date of this Agreement or the Closing Date, as applicable, together in each case with any documents incorporated by reference therein or exhibits thereto.
“Securities Act” means the U.S. Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.
“Share Price” means an amount equal to the implied price per share of one Exchange Share (as defined in the Transaction Agreement) on the Closing Date, as calculated in accordance with the Transaction Agreement.
“Short Sales” include, without limitation, (a) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (b) sales and other transactions through non-U.S. broker dealers or non-U.S. regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock), in each case, solely to the extent it has the same economic effect as a “short sale” (as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act).
“Stockholder Meeting” has the meaning set forth in Section 5.12 hereof.
“Transaction” has the meaning set forth in the recitals.
“Transaction Agreement” has the meaning set forth in the recitals.
“Transaction Agreement Closing” means the “Closing” as such term is defined in the Transaction Agreement.
“Transaction Agreements” means this Agreement, the Registration Rights Agreement, the Transaction Agreement, the Acquiror Legacy CVR Agreement (as defined in the Transaction Agreement), the Acquiror Support Agreements (as defined in the Transaction Agreement), all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated thereunder and hereunder.
“Transfer Agent” means, with respect to the Common Stock and the Non-Voting Common Stock, Broadridge Corporate Issuer Solutions, LLC or such other financial institution that provides transfer agent services as the Company may engage from time to time.
2.Purchase and Sale of Securities.
2.1Purchase and Sale. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase, the number of Common Shares equal to (rounded down to the nearest whole share of Common Stock) (x) the amount set forth under the heading “Purchase Amount” opposite the applicable Investor’s name on the Schedule of Investors set forth on Exhibit A (the “Purchase Amount”) divided by (y) the Share Price, subject to adjustment for any stock split, reverse split or similar recapitalization transaction effected after the date hereof and prior to the Closing. Notwithstanding the foregoing, if so elected by an Investor, the Company agrees to sell, and such Investor agrees to purchase, in lieu of all or any portion of the Shares that would otherwise be issuable to such Investor as Common Shares, an equal number of Non-Voting Shares, as set forth on such Investor’s signature page hereto.
2.2Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, the closing of the purchase and sale of the Shares (the “Closing” and the date on which the Closing occurs, the “Closing Date”) shall occur remotely via the exchange of documents and signatures immediately after the Transaction Agreement Closing. At the Closing, the Shares shall be issued and registered in the names of the Investors, or in such nominee name(s) as designated by such Investors, in each case against payment to the Company of the Purchase Amount in full, by wire transfer to the Company of immediately available funds, at or prior to the Closing, in accordance with wire instructions provided by the Company to the Investors at least five Business Days prior to the Closing. On the Closing Date, the Company will cause the Transfer Agent to issue the Shares in book-entry form, free and clear of all restrictive and other legends (except as expressly provided in Section 4.10 hereof) and the Company shall provide evidence of such issuance from the Company’s Transfer Agent as soon as reasonably practical following the Closing Date to each Investor. In the event that the Closing has not occurred within one Business Day after the expected Closing Date, unless otherwise agreed by the Company and such Investor, the Company shall promptly (but no later than one Business Day thereafter) return the previously wired Purchase Amount to each respective Investor by wire transfer of United States dollars in immediately available funds to the account specified by each Investor, and any book entries for the Shares shall be deemed cancelled; provided that, unless this Agreement has been terminated pursuant to Section 7, such return of funds shall not terminate this Agreement or relieve such Investor of its obligation to purchase, or the Company of its obligation to issue and sell, the Shares at the Closing. Notwithstanding the foregoing and anything in this Agreement to the contrary, as may be agreed to among the Company and one or more Investors, if an Investor is (a) an investment company registered under the Investment Company Act of 1940, as amended, (b) advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or (c) otherwise subject to internal policies and/or procedures relating to the timing of funding and issuance of securities, such Investor shall not be required to wire its Purchase Amount until it confirms receipt of evidence of the issuance of such Investor’s Shares from the Transfer Agent in form and substance reasonably acceptable to the Investor (and the Company shall use reasonable best efforts to cause the Transfer Agent to deliver such evidence).
3.Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Investors and the Placement Agents that the statements contained in this Section 3 are true and correct as of the date of this Agreement and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date).
3.1Organization and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and described in the SEC Reports and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where such failure to be in good standing or to have such power and authority or to so qualify would not reasonably be expected to have a Material Adverse Effect. Each of the

Company’s subsidiaries is (i) duly incorporated and validly existing and in good standing (or such equivalent concepts to the extent they exist under the law of such jurisdiction) under the laws of the jurisdiction of its incorporation and has the requisite power and authority to carry on its business as now conducted and to own or lease its properties and (ii) qualified to do business as a foreign corporation and in good standing (or such equivalent concepts to the extent they exist under the law of such jurisdiction) in each jurisdiction in which such qualification is required, except in each case as would not reasonably be expected to have a Material Adverse Effect.
3.2Capitalization. The Company’s disclosure of its authorized, issued and outstanding capital stock in the SEC Reports containing such disclosure was accurate in all material respects as of the date indicated in such SEC Reports. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive or other similar rights of any securityholder of the Company which have not been waived, and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. Other than as set forth in the Transaction Agreements or as disclosed in the SEC Reports, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the SEC Reports; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares (or Conversion Shares) pursuant to this Agreement.
3.3Registration Rights. Except as set forth in the Transaction Agreements or as disclosed in the SEC Reports, the Company is presently not under any obligation, and has not granted any rights, to register under the Securities Act any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued, other than such rights and obligations that have expired or been satisfied or waived.
3.4Authorization. Except for (i) the Requisite Stockholder Approval, (ii) the Nasdaq Initial Listing Approval, and (iii) the filing of the Certificate of Amendment, with the Nevada Secretary of State, the Company has all requisite corporate power and authority to enter into the Transaction Agreements and to carry out and perform its obligations under the terms of the Transaction Agreements, including the issuance and sale of the Shares. Except for (i) the Requisite Stockholder Approval and (ii) the filing of the Certificate of Amendment with the Nevada Secretary of State, all corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of the Shares, the authorization, execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares, has been taken, including, without limitation, the approval of the Board of Directors (or a committee thereof). This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each Investor of this Agreement and that this Agreement constitutes the legal, valid and binding agreement of each Investor, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon its execution by the Company and the other parties thereto and assuming that it constitutes legal, valid and binding agreements of the other parties thereto, the Registration Rights Agreement will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
3.5Valid Issuance. Subject to (i) receipt of the Requisite Stockholder Approval and (ii) the filing of the Certificate of Amendment, if any, with the Nevada Secretary of State, the Shares being purchased by the Investors hereunder have been duly and validly authorized and, upon issuance pursuant to the terms of this Agreement against full payment therefor in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any liens or other restrictions (other than those as provided in the Transaction Agreements or restrictions on transfer under applicable state and federal securities laws), and the holder of the Common Shares shall be entitled to all rights accorded to a holder of Common Stock, and the holder of each Non-Voting Share shall be entitled to the rights accorded to a holder of Non-Voting Common Stock under the Certificate of Amendment. The Conversion Shares issuable upon conversion of any Non-Voting Shares have been duly and validly authorized and reserved for issuance and, upon such conversion, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any liens or other restrictions (other than those as provided in the Transaction Agreements or restrictions on transfer under applicable state and federal securities laws) , and the holder of such Conversion Shares shall be entitled to all rights accorded to a holder of Common Stock. Except as set forth in the Transaction Agreements, the issuance and delivery of the Shares does not (a) obligate the Company to offer to issue shares of Common Stock or other securities to any Person (other than the Investors) pursuant to any preemptive rights, rights of first refusal, rights of participation or similar rights, or (b) result in any adjustment (automatic, at the election of any Person or otherwise) of the exercise, conversion, exchange or reset price under, or any other anti-dilution adjustment pursuant to, any outstanding securities of the Company. Subject to the accuracy of the representations and warranties made by the Investors in Section 4, the offer and sale of the Shares and the Conversion Shares to the Investors is, and will be, (i) exempt from the registration and prospectus delivery requirements of the Securities Act and (ii) exempt from (or otherwise not subject to) the registration and qualification requirements of applicable securities laws of the states of the United States.
3.6No Conflict. The execution, delivery and performance of the Transaction Agreements by the Company, the issuance and sale of the Shares, and the consummation of the other transactions contemplated by the Transaction Agreements will not (i) subject to (a) receipt of the Requisite Stockholder Approval and (b) the filing of the Certificate of Amendment with the Nevada Secretary of State, violate any provision of the Articles of Incorporation or Amended and Restated Bylaws of the Company, (ii) except as set forth in the Transaction Agreement, conflict with or result in a violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a benefit under any Material Contract, or (iii) subject to the accuracy of the representations and warranties made by the Investors in Section 4, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its subsidiaries is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
3.7Consents. Assuming the accuracy of the representations and warranties of each Investor set forth in Section 4 hereof, no consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the authorization, execution or delivery by the Company of the Transaction Agreements, the issuance and sale of the Shares, and the performance by the Company of its other obligations under the Transaction Agreements, except (a) as set forth in the Transaction Agreement (which shall include the Acquiror Disclosure Schedule (as defined in the Transaction Agreement) and the Company Disclosure Schedule (as defined in the Transaction Agreement)), (b) as have been or will be obtained or made under the Securities Act or the Exchange Act, (c) the Nasdaq Initial Listing Approval and the filing of any other requisite notices and/or application(s) to the National Exchange for the issuance and sale and listing for trading or quotation, as the case may be, thereon in the time and manner required thereby of the maximum aggregate number of shares of Common Stock issuable pursuant to this Agreement, including Conversion Shares (without giving effect to any limitation on conversion pursuant to the terms of the applicable Shares), and shares of Common Stock issuable pursuant to the Transaction Agreement, (d) customary post-closing filings with the SEC or pursuant to state securities laws in connection with the offer and sale of the maximum aggregate number of Shares (without giving effect to any limitation on conversion pursuant to the terms of the applicable Shares) and shares of Common Stock issuable pursuant to the Transaction Agreement by the Company in the manner contemplated by the Transaction Agreements, which will be filed on a timely basis, (e) the filing of the registration statement required to be filed by the Registration Rights Agreement, (f) the filing of the Certificate of Amendment with the Nevada Secretary of State, or (g) such that the failure of which to obtain would not have a Material Adverse Effect. All notices, consents, authorizations, orders, filings and registrations which the Company is required to deliver or obtain prior to the Closing pursuant to the preceding sentence have been obtained or made or will be delivered or obtained or effected, and shall remain in full force and effect, on or prior to the Closing.
3.8SEC Filings; Financial Statements.
(a)The Company has filed or furnished, as applicable, all forms, statements, certifications, reports and documents required to be filed by it with the SEC under Section 13, 14(a) and 15(d) of the Exchange Act for the one year preceding the date of this Agreement and is in compliance with General Instruction I.A.3 of Form S-3. As of the time it was filed or furnished with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the SEC Reports complied in all material respects with the applicable requirements of the Exchange Act, and, as of the time they were filed or furnished, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments from the SEC staff with respect to the SEC Reports. To the Company’s knowledge, none of the SEC Reports are the subject of an ongoing SEC review. The interactive data in eXtensible Business Reporting Language included in the SEC Reports fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto. The Company is not, and has never been, an issuer subject to Rule 144(i) under the Securities Act.
(b)The consolidated financial statements of the Company included in the SEC Reports (collectively, the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, and have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods therein specified (except as otherwise noted therein, and except that any unaudited financial statements may not contain certain footnotes and are subject to normal and recurring year-end adjustments). Except as set forth in the Financial Statements filed prior to the date of this Agreement or as contemplated by the Transaction Agreements, the Company has not incurred any liabilities, contingent or otherwise, except (i) those incurred in the ordinary course of business, consistent with past practices since the date of such financial statements or (ii) liabilities not required under GAAP to be reflected in the Financial Statements, in either case, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.
3.9Absence of Changes. Since December 31, 2025, in each case, other than as set forth in the SEC Reports or as contemplated by the Transaction Agreements, (a) the Company has conducted its business only in the ordinary course of business and there have been no material transactions entered into by the Company or any of its subsidiaries; (b) no material change to any material contract or arrangement by which the Company or any of its subsidiaries is bound or to which any of its assets or properties is subject has been entered into, except for the termination of the Company’s agreement with Halozyme dated December 18, 2025; and (c) there has not been any other event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect; provided, however, that none of the following will be deemed in themselves, either alone or in combination, to constitute, and that none of the following will be taken into account in determining whether there has been or will be, a Material Adverse Effect under this Section 3.9:
(i)    any change generally affecting the economy, financial markets or political, economic or regulatory conditions in the United States or any other geographic region in which the Company conducts business, provided that the Company is not disproportionately affected thereby;
(ii)    general financial, credit or capital market conditions, including interest rates or exchange rates, or any changes therein, provided that the Company is not disproportionately affected thereby;
(iii)    any change that generally affects industries in which the Company and its subsidiaries conduct business, provided that the Company is not disproportionately affected thereby;
(iv)    earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, fires or other natural disasters, weather conditions, global pandemics, including the COVID-19 pandemic and related strains, epidemic or similar health emergency, and other force majeure events in the United States or any other location, provided that the Company is not disproportionately affected thereby;
(v)    national or international political or social conditions (or changes in such conditions), whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack, provided that the Company is not disproportionately affected thereby;
(vi)    material changes in laws after the date of this Agreement; and
(vii)    in and of itself, any material failure by the Company to meet any published or internally prepared estimates of revenues, expenses, earnings or other economic performance for any period ending on or after the date of this Agreement (it being understood that the facts and circumstances giving rise to such failure may be deemed to constitute, and may be taken into account in determining whether there has been, a Material Adverse Effect to the extent that such facts and circumstances are not otherwise described in clauses (i)-(v) of this definition).
3.10Absence of Litigation. The Company’s representations and warranties set forth in the Transaction Agreement in Section 5.13 (Litigation) are hereby incorporated by reference and made by the Company, as qualified by the disclosures in the Acquiror Disclosure Schedule.
3.11Compliance with Law; Permits. Except as set forth in the Transaction Agreements or as disclosed in the SEC Reports, neither the Company nor any of its subsidiaries is in violation of, or has received any notices of violations with respect to, any laws, statutes, ordinances, rules or regulations of any governmental body, court or government agency or instrumentality, except for violations which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have all required licenses, permits, certificates and other authorizations (collectively, “Governmental Authorizations”) from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its subsidiaries as currently conducted, except where the failure to possess currently such Governmental Authorizations has not had and is not reasonably expected to have a Material Adverse Effect. Neither the Company nor any subsidiary has received any written (or, to the Company’s knowledge, oral) notice regarding any revocation or material modification of any such Governmental Authorization, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, has or would reasonably be expected to result in a Material Adverse Effect.
3.12Intellectual Property. The Company’s representations and warranties set forth in the Transaction Agreement in Section 5.24 (Intellectual Property) are hereby incorporated by reference and made by the Company, as qualified by the disclosures in the Acquiror Disclosure Schedule.
3.13Employee Benefits. The Company’s representations and warranties set forth in the Transaction Agreement in Section 5.22 (Employees and Employee Benefit Plans) are hereby incorporated by reference and made by the Company, as qualified by the disclosures in the Acquiror Disclosure Schedule.
3.14Taxes. The Company’s representations and warranties set forth in the Transaction Agreement in Section 5.21 (Taxes) are hereby incorporated by reference and made by the Company, as qualified by the disclosures in the Acquiror Disclosure Schedule.
3.15Environmental Laws. Except as set forth in the Transaction Agreements or as disclosed in the SEC Reports, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), has not released any hazardous substances regulated by Environmental Law onto any real property that it owns or operates, and has not received any written notice or claim it is liable for any off-site disposal or contamination pursuant to any Environmental Laws, which violation, release, notice, claim, or liability would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and to the Company’s knowledge, there is no pending or threatened investigation that would reasonably be expected to lead to such a claim.
3.16Title. The Company and its subsidiaries have good and marketable title to all real properties and all other material properties and assets owned by them, in each case free from liens, encumbrances and defects, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
3.17Insurance. The Company and its subsidiaries maintain in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and its subsidiaries, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure. Other than customary end of policy notifications from insurance carriers, since January 1, 2025, the Company has not received any notice or other communication regarding any actual or possible (i) cancellation or invalidation of any insurance policy or (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy.
3.18Nasdaq Stock Market. The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and, as of the date of this Agreement, are listed for trading on the Nasdaq Capital Market under the symbol “SKYE”. As of the date of this Agreement, other than (i) as disclosed in the SEC Reports and (ii) the Company's failure to satisfy the minimum stockholders' equity requirement under the applicable Nasdaq listing rule as of the end of the fiscal quarter most recently completed prior to the date of this Agreement, the Company is in compliance with all listing requirements of Nasdaq applicable to the Company. As of the date of this Agreement, other than as disclosed in the SEC Reports, there is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the SEC, respectively, to prohibit or terminate the listing of the Common Stock on the Nasdaq Capital Market or to deregister the Common Stock under the Exchange Act. The Company has taken no action as of the date of this Agreement that is designed to terminate the registration of the Common Stock under the Exchange Act.
3.19Sarbanes-Oxley Act. The Company is, and since December 31, 2025 (as defined in the Transaction Agreement) has been, in compliance in all material respects with all applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder.
3.20Regulatory Matters. The Company’s representations and warranties set forth in the Transaction Agreement in Section 5.15 (Regulatory Matters) are hereby incorporated by reference and made by the Company, as qualified by the disclosures in the Acquiror Disclosure Schedule.
3.21Solvency. The Company is not as of the date hereof and, after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Agreement, “Insolvent” means, with respect to any Person,

(i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
3.22Accounting Controls and Disclosure Controls and Procedures. Except as set forth in the Transaction Agreements or as disclosed in the SEC Reports, the Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (a) are designed to ensure that material information relating to the Company, including its subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities; (b) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (c) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, there have been no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal controls over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting.
3.23Price Stabilization of Common Stock. The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock to facilitate the sale or resale of the Common Shares or the Conversion Shares.
3.24Investment Company Act. The Company is not, and immediately after receipt of payment for the Shares will not be, required to register as an “investment company” within the meaning of the U.S. Investment Company Act of 1940, as amended.
3.25General Solicitation; No Integration or Aggregation. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Shares or the Conversion Shares pursuant to this Agreement. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be (i) integrated with the offer and sale of the Shares and the Conversion Shares pursuant to this Agreement for purposes of the Securities Act or (ii) aggregated with prior offerings by the Company for the purposes of the rules and regulations of the Nasdaq Capital Market. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 4, neither the Company nor any of its Affiliates, its subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby.
3.26Brokers and Finders. Other than the Placement Agents, neither the Company nor any other Person authorized by the Company to act on its behalf has retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

3.27Reliance by the Investors. The Company has a reasonable basis for making each of the representations set forth in this Section 3. The Company acknowledges that each of the Investors will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth herein.
3.28[Reserved].
3.29[Reserved].
3.30No Additional Agreements There are no agreements or understandings between the Company and any Investor with respect to the transactions contemplated by the Transaction Agreements other than (i) as specified in the Transaction Agreements and (ii) any side letter agreements with any of the Investors, which side letters the Company has shared with all Investors.
3.31Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its subsidiaries and, to the knowledge of the Company, any of their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance with and its participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope; (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder; or (C) except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, any laws with respect to import and export control and economic sanctions, including the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, and economic sanctions regulations and executive orders administered by the U.S. Department of the Treasury Office of Foreign Asset Control.
3.32Cybersecurity. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of the Company’s or any subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification; (ii) except as set forth in the Transaction Agreements or as disclosed in the SEC Reports, there has been no security breach or other compromise of or relating to such IT Systems and Data and neither the Company nor any of its subsidiaries has been notified of, or has knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to such IT Systems and Data; (iii) the Company and its subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and its subsidiaries have implemented backup and disaster recovery technology consistent with commercially reasonable industry standards and practices.
3.33[Reserved].
3.34Transactions with Affiliates and Employees. The Company’s representations and warranties set forth in the Transaction Agreement in Section 5.29 (Transactions with Affiliates) are hereby incorporated by reference and made by the Company, as qualified by the disclosures in the Acquiror Disclosure Schedule.
3.35Additional Representations and Warranties.
(a)The information contained in the Proxy Statement to be sent to the stockholders of the Company in connection with the Stockholder Meeting shall not, on the date the Proxy Statement is first mailed to stockholders of the Company, at any time it is amended or supplemented, at the time of the Stockholder Meeting or at the Closing Date, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholder Meeting that has become false or misleading.
(b)The Company is not nor does it intend to become a “covered foreign person” within the meaning of the Outbound Investment Security Program. “Outbound Investment Security Program” means the regulations implemented by the U.S. Department of the Treasury under Executive Order 14105 “Addressing United States Investments in Certain National Security Technologies and Products in Countries of Concern,” as codified at 31 C.F.R. Part 850.
(c)Neither the Company nor any of its representatives will provide Investors with U.S. Sensitive Personal Data and Government-Related Data subject to Data Security Program regulations (28 CFR Parts 202 et seq)
(d)The Company is not, has never been, and so long as any Securities are held by any of the Investors, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Investor's request.
(e)As of the date hereof and as of the Closing Date, the representations and warranties of the Company contained in Article V of the Transaction Agreement and in any certificate or other writing delivered by the Company pursuant thereto are true and correct as though given in accordance with Section 9.03(b) of the Transaction Agreement.
(f)As of the date hereof and as of the Closing Date, to the Company’s knowledge after conducting reasonable due diligence with respect to Redx and its business, the representations and warranties of Redx contained in Article IV of the Transaction Agreement and in any certificate or other writing delivered by Redx pursuant thereto are true and correct as though given in accordance with Section 9.02(b) of the Transaction Agreement (including the materiality qualifiers therein).

4.Representations and Warranties of Each Investor. Each Investor, severally for itself and not jointly with any other Investor, represents and warrants to the Company and the Placement Agents that the statements contained in this Section 4 are true and correct as of the date of this Agreement and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):
4.1Organization. The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted.
4.2Authorization. The Investor has all requisite corporate or similar power and authority to enter into this Agreement and the other Transaction Agreements to which it will be a party and to carry out and perform its obligations hereunder and thereunder. All corporate, member or partnership action on the part of such Investor or its stockholders, members or partners necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Agreements to which it will be a party and the consummation of the other transactions contemplated in this Agreement has been taken. The execution, delivery and performance by such Investor of the Transaction Agreements to which such Investor is a party has been duly authorized and each has been duly executed. Assuming this Agreement constitutes the legal and binding agreement of the Company, this Agreement constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its respective terms, except as such enforceability may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and/or similar laws relating to or affecting the rights of creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
4.3No Conflicts. The execution, delivery and performance of the Transaction Agreements by the Investor, the purchase of the Shares, in accordance with their terms and the consummation by the Investor of the other transactions contemplated hereby will not conflict with or result in any violation of, breach or default by such Investor (with or without notice or lapse of time, or both) under, conflict with, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a material benefit under (i) any provision of the organizational documents of the Investor, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable or (ii) any agreement or instrument, undertaking, credit facility, franchise, license, judgment, order, ruling, statute, law, ordinance, rule or regulations, applicable to such Investor or its respective properties or assets, except, in the case of clause (ii), as would not, individually or in the aggregate, be reasonably expected to materially delay or materially hinder the ability of the Investor to perform its obligations under the Transaction Agreements.
4.4Residency. The Investor’s residence (if an individual) or offices in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below the Investor’s name on the pertinent signature page of this Agreement, except as otherwise communicated by the Investor to the Company.
4.5Brokers and Finders. The Investor has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.
4.6Investment Representations and Warranties. The Investor hereby represents and warrants that, it (i) as of the date of this Agreement is, if an entity, a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act; or (ii) if an individual, is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act and has such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with an investment in the Shares. The Investor further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) that it has not been organized for the purpose of acquiring the Shares, and is an “institutional account” as defined by FINRA Rule 4512(c). The Investor understands and agrees that the offering and sale of the Shares has not been registered under the Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein.
4.7Intent. The Investor is purchasing the Shares solely for the Investor’s own account and not for the account of others, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Notwithstanding the foregoing, if the Investor is purchasing the Shares as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account. The Investor has no present arrangement to sell the Shares to or through any person or entity. The Investor understands that the Shares must be held indefinitely unless such securities are resold pursuant to a registration statement under the Securities Act or an exemption from registration is available. Nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Shares for any period of time.
4.8Investment Experience; Ability to Protect Its Own Interests and Bear Economic Risks. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares, and has knowledge and experience in finance, securities, taxation, investments and other business matters as to be capable of evaluating the merits and risks of investments of the kind described in this Agreement and contemplated hereby, and the Investor has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor acknowledges that the Investor (i) is a sophisticated investor, experienced in investing in private placements of equity securities and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Shares. The Investor acknowledges that the Investor is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Company’s filings with the SEC. Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares, and determined that such securities are a suitable investment for the Investor. The Investor is, at this time and in the foreseeable future, able to afford the loss of the Investor’s entire investment in the Shares, and the Investor acknowledges specifically that a possibility of total loss exists.
4.9Independent Investment Decision. The Investor understands that nothing in the Transaction Agreements or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in such

Investor’s sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.
4.10Securities Not Registered; Legends. The Investor acknowledges and agrees that the Shares and Conversion Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, and the Investor understands that the offering and sale of such securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that such securities must continue to be held and may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and in each case in accordance with any applicable securities laws of any state of the United States. The Investor understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions including, but not limited to, the time and manner of sale, the holding period and on requirements relating to the Company which are outside of the Investor’s control and which the Company may not be able to satisfy, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. The Investor acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Shares or Conversion Shares. The Investor acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or Conversion Shares, or made any findings or determination as to the fairness of this investment.
The Investor understands that any certificates or book entry notations evidencing the Shares may bear one or more legends in substantially the following form and substance:
“THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS (I) SUCH TRANSFER OF THE SECURITIES HAS BEEN REGISTERED PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT, OR (IV) THE SECURITIES ARE TRANSFERRED WITHOUT CONSIDERATION TO AN AFFILIATE OF SUCH HOLDER OR A CUSTODIAL NOMINEE (WHICH FOR THE AVOIDANCE OF DOUBT SHALL REQUIRE NEITHER CONSENT NOR THE DELIVERY OF AN OPINION). NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”
In addition, the Shares may contain a legend regarding affiliate status of the Investor, if applicable, provided that the Company will notify the Investor in advance of Closing if such a legend is to be placed on its Shares.

4.11No General Solicitation. The Investor acknowledges and agrees that the Investor is purchasing the Shares directly from the Company. Investor became aware of this offering of the Shares solely by means of direct contact from the Placement Agents or directly from the Company as a result of a pre-existing, substantive relationship with the Company or the Placement Agents and/or their respective advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, Affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons. The Shares were offered to the Investor solely by direct contact between the Investor and the Company, the Placement Agents and/or their respective representatives. Investor did not become aware of this offering of the Shares, nor were the Shares offered to Investor, by any other means, and none of the Company, the Placement Agents and/or their respective representatives acted as investment advisor, broker or dealer to Investor. The Investor is not purchasing the Shares as a result of any general or public solicitation or general advertising, or publicly disseminated advertisement, article, notice or other communication regarding the Shares, published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement, including any of the methods described in Section 502(c) of Regulation D under the Securities Act.
4.12Access to Information. In making its decision to purchase the Shares, such Investor has relied solely upon independent investigation made by such Investor, upon the SEC Reports and upon the representations, warranties and covenants set forth herein. Such Investor acknowledges and agrees that such Investor and the Investor’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, as the Investor and the Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares, and that the Investor has independently made its own analysis and decision to invest in the Company. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, limit or otherwise affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.
4.13Certain Trading Activities. Other than consummating the transaction contemplated hereby, the Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Investor was first contacted by the Company or any other Person regarding the transaction contemplated hereby and ending immediately prior to the date of this Agreement. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of the assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Furthermore, in the case of an Investor whose investment advisor utilized an information barrier with respect to the information regarding the transactions contemplated hereunder after first being contacted by the Company or its representatives, the representation set forth above shall only apply after the point in time when the portfolio manager who manages such Investor’s assets was informed of the information regarding the transactions contemplated hereunder and, with respect to the Investor’s investment advisor, the representation set forth above shall only apply with respect to any purchases or sales, including Short Sales, of the securities of the Company on behalf of other funds or investment vehicles for which the Investor’s investment advisor is also an investment advisor or sub-advisor after the point in time when the portfolio manager who manages the assets of such other funds or investment vehicles for which the

Investor’s investment advisor is also an investment advisor or sub-advisor was informed of the information regarding the transactions contemplated hereunder. Other than to other Persons party to this Agreement and to its advisors and agents who had a need to know such information, the Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.
4.14 [Reserved]
5.Covenants.
5.1Further Assurances. Prior to the Closing, each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions of this Agreement and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms of this Agreement. The Investor acknowledges that the Company and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Investor agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties of such Investor set forth in Section 4 of this Agreement are no longer accurate and the Company agrees to promptly notify each Investor if any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth in Section 3 are no longer accurate.
5.2Listing. The Company shall use commercially reasonable efforts to maintain the listing and trading of its Common Stock on the Nasdaq Capital Market and, in accordance therewith, will use reasonable best efforts to comply in all material respects with the Company’s reporting, filing and other obligations under the rules and regulations of Nasdaq.
5.3Disclosure of Transactions. The Company shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Agreement (provided that, if this Agreement is executed between midnight and 9:00 a.m., New York City time on any Business Day, no later than 9:01 a.m. on the date hereof), issue a press release and/or file with the SEC a Current Report on Form 8-K (including, if applicable, all exhibits thereto, the “Disclosure Document” and the actual filing of such press release and/or Current Report on Form 8-K, the “Disclosure Time”) disclosing (i) all material terms of the transactions contemplated hereby and by the other Transaction Agreements and, if the Disclosure Document is a Current Report on Form 8-K, attaching this Agreement and the other Transaction Agreements as exhibits to such Disclosure Document and (ii) all material non-public information concerning the Company, the transactions contemplated hereby or the transactions contemplated by the Transaction Agreement disclosed to the Investors prior to the Disclosure Time. Following the Disclosure Time, no Investor shall be in possession of any material non-public information concerning the Company disclosed to the Investors by the Company or its officers, directors, employees, agents or representatives (including the Placement Agents). Notwithstanding anything in this Agreement, the Company shall not provide any of the Investors or their respective affiliates, attorneys, agents or representatives with any material non-public information regarding the Company or its securities from and after the Disclosure Time except as otherwise agreed by such Investor. The Company understands and confirms that the Investors will rely on the foregoing representations, covenants and agreements in effecting securities transactions. Notwithstanding anything in this Agreement to the contrary, the Company shall not disclose the name of any Investor or any of its Affiliates or advisors, or include the name of any Investor or any of its Affiliates or advisors in any marketing materials (whether or not made publicly available), press release, public announcement or filing with the SEC (other than any registration statement contemplated by the Registration Rights Agreement, which shall be subject to review of the Investors in accordance with the terms of the Registration Rights Agreement) or any regulatory agency, without the prior written consent of the Investor, except (i) as required by the federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Agreements with the SEC or pursuant to other routine proceedings of regulatory authorities, or (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of Nasdaq, provided that the Company shall use commercially reasonable efforts to provide the Investors with prior written notice of and a reasonable opportunity to review such disclosure permitted under foregoing clauses (i) and (ii).
5.4Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares or Conversion Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investors, or that will be integrated with the offer or sale of the Shares or Conversion Shares for purposes of the rules and regulations of any National Exchange such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction (other than, for the avoidance of doubt, the Requisite Stockholder Approval).
5.5Removal of Legends.
(a)In connection with any sale, assignment, transfer or other disposition of the Common Shares or Conversion Shares by an Investor pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor by notice to the Company, the Company shall instruct the Transfer Agent to remove any restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends as soon as reasonably practicable following any such request therefor from the Investor, provided that the Company has timely received from the Investor customary representations and other documentation reasonably acceptable to the Company in connection therewith. The Company shall be responsible for the fees of its Transfer Agent and its legal counsel associated with such legend removal.
(b)In addition, without limiting Section 5.5(a), and subject to receipt from the Investor by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of such time as the Common Shares or Conversion Shares (i) have been sold under the Securities Act pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144 (in which case the provisions of Section 5.5(a) shall apply), or (iii) are eligible for resale under Rule 144(b)(1) without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or any successor provision), the Company shall, in accordance with the provisions of this Section 5.5(b) and as soon as reasonably practicable following any request therefor from an Investor accompanied by such customary and reasonably acceptable documentation referred to above, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares. If, as a condition to the removal of any legends of any of the Shares, the Transfer Agent requires that the request for removal be accompanied by a certificate and/or an opinion of counsel reasonably satisfactory to the Transfer Agent, to the effect that the proposed transfer does not result in a violation of the Securities Act, the Company and/or its legal counsel shall provide such certificate or opinion with respect to any such transfer. Any shares subject to legend removal under this Section 5.5 may be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker through the facilities of DTC as directed by such Investor. The Company shall be responsible for the fees of its Transfer Agent, DTC and its legal counsel associated with such legend removal effect the removal of the legend in accordance with the provisions of this Agreement.
5.6Withholding Taxes. Each Investor agrees to furnish the Company with any information, representations and forms as shall reasonably be requested by the Company from time to time to assist the Company in complying with any applicable tax law (including any withholding obligations).
5.7Fees and Commissions. The Company shall be solely responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by an Investor) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Placement Agents.
5.8No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investors under the Transaction Agreements.
5.9Indemnification.
(a)The Company agrees to indemnify and hold harmless each Investor and its Affiliates, and their respective directors, officers, trustees, members, managers, employees, investment advisors and agents (collectively, the “Indemnified Persons”), from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Indemnified Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Agreements, and will reimburse any such Indemnified Person promptly upon demand for all such amounts as they are incurred by such Indemnified Person; provided that any Indemnified Person so reimbursed by the Company shall return such amounts to the Company solely to the extent such amounts have been finally judicially determined to have resulted from such Indemnified Person’s fraud or willful misconduct.
(b)Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the indemnified party in respect of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing or malfeasance by or on behalf of, the indemnified party. No indemnified party will, except with the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement.
5.10[Reserved].
5.11Reservation of Shares. Promptly after obtaining the Requisite Stockholder Approval and the filing of the Certificate of Amendment, if any, the Company will have reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, (i) a sufficient number of shares of Common Stock to issue the maximum number of Common Shares, Conversion Shares (without giving effect to any limitation on conversion set forth therein), and shares of Common Stock issuable pursuant to the Transaction Agreement, and (ii) a sufficient number of shares to issue the maximum number of Non-Voting Shares issuable pursuant to the Transaction Agreement.
5.12Stockholder Approval.
(a)The Company shall use its reasonable best efforts to obtain approval by the Company’s stockholders of one or more proposals to approve (i) the issuance of the maximum aggregate number of shares of Common Stock, including Conversion Shares (without giving effect to any limitation on conversion set forth therein), issuable pursuant to this Agreement, and shares of Common Stock issuable pursuant to the Transaction Agreement, (ii) the change of control of the Company resulting from the Transaction, in the case of each of clauses (i) and (ii), for purposes of the applicable Nasdaq Stock Market Rules, (iii) if, and to the extent necessary, the Certificate of Amendment and (iv) any additional approvals as may be required for purposes of consummating the transactions contemplated by the Transaction Agreements and such other matters as shall be mutually agreed upon by the Company and Redx (such proposals, the “Stockholder Approval Proposals”; and the receipt of sufficient votes of the Company’s stockholders required to approve the Stockholder Approval Proposals being referred to herein as the “Requisite Stockholder Approval”) at an annual or special meeting of stockholders (the “Stockholder Meeting”), all in accordance with the NRS, the Articles of Incorporation, the Amended and Restated Bylaws, the Nasdaq Stock Market Rules and the terms and conditions of the Transaction Agreement, as applicable.
(b)The Company shall take all action necessary to duly call, give notice of, convene and hold the Stockholder Meeting for the purpose of, among any other matters, obtaining the Requisite Stockholder Approval as promptly as reasonably practicable after the SEC confirms that it has no further comments on the Proxy Statement (as defined below) or the Company otherwise determines in good faith that such Proxy Statement will not be reviewed by the SEC (subject to compliance with the 10-day waiting period set forth in Rule 14a-6 under the Exchange Act). If the Requisite Stockholder Approval is not obtained at the Stockholder Meeting, the Company shall cause an additional meeting (special or general) of the Company’s stockholders to be held every 90 days thereafter for the purpose of obtaining the Requisite Stockholder Approval until the Requisite Stockholder Approval is obtained. Without limiting the generality of the foregoing, the Company will comply with the terms of this Section 5.12 with respect to each such meeting of stockholders as if it were the Stockholder Meeting.
(c)In connection with the Stockholder Meeting, the Company shall (i) as promptly as practicable following the date of this Agreement (using commercially reasonable efforts to do within seventy-five (75) days after the date of this Agreement (subject to extension in accordance with the Transaction Agreement)) or in the case of any subsequent meeting of stockholders, the deadline for holding such meeting as provided in Section 5.12(b)), prepare and file with the SEC a proxy statement (any such proxy statement, as it may be amended or supplemented from time to time, the “Proxy Statement”) related to the consideration of the Stockholder Approval Proposals at the Stockholder Meeting, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Proxy Statement, (iii) as promptly as reasonably practicable, prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as otherwise required by law, (iv) mail or deliver to its stockholders as promptly as reasonably practicable the Proxy Statement and all other customary proxy or other materials for meetings such as the Stockholder Meeting, (v) to the extent required by applicable law, as promptly as reasonably practicable, prepare, file and distribute to the Company stockholders any supplement or amendment to the Proxy Statement if any event shall occur which requires such action at any time prior to the Stockholder Meeting, and (vi) otherwise use reasonable best efforts to comply with all requirements of law applicable to the Stockholder Meeting. Each of the Investors (severally and not jointly) shall reasonably cooperate with the Company in connection with the preparation of the Proxy Statement and any amendments or supplements thereto, including promptly furnishing the Company upon request with any and all information in respect of such Investor as may be required to be set forth in the Proxy Statement or any amendments or supplements thereto under applicable law. The Proxy Statement shall include the recommendation of the Board of Directors that stockholders vote in favor of the adoption of the Stockholder Approval Proposals at the Stockholder Meeting, and the Company shall use its reasonable best efforts to obtain the Requisite Stockholder Approval at the Stockholder Meeting, including by retaining and utilizing the efforts of a nationally recognized proxy solicitation firm.
5.13Lock-Up Agreements. The Company shall not consent or agree to amend, alter, waive or otherwise modify the terms of any of the Company Lock-Up Agreements without the consent of the Placement Agents.
6.Conditions of Closing.
6.1Conditions to the Obligation of the Investors. The several obligations of each Investor to consummate the transactions to be consummated at the Closing, and to purchase and pay for the Shares being purchased by it at the Closing pursuant to this Agreement, are subject to the satisfaction or waiver in writing of the following conditions precedent:
(a)Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects, except for those representation and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, as of the date of this Agreement and as of the Closing Date, as though made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of such earlier date and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations, warranties, covenants and agreements of the Company contained in this Agreement as of the Closing Date.
(b)Performance. The Company shall have performed in all material respects the obligations and conditions herein required to be performed or observed by the Company pursuant to the Transaction Agreements on or prior to the Closing Date.
(c)No Injunction. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Agreements.
(d)Consents. The Company shall have obtained any and all consents (including the Requisite Stockholder Approval), permits, approvals, registrations and waivers necessary for the consummation of the transactions contemplated by the Transaction Agreements, including the purchase and sale of the Shares, all of which shall be in full force and effect.
(e)Transfer Agent. The Company shall have furnished all required materials to the Transfer Agent to reflect the issuance of the Shares at the Closing.
(f)Adverse Changes. Since the date of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect (other than, for the avoidance of doubt, as contemplated by the Transaction Agreements).
(g)Opinion of Company Counsel. The Company shall have delivered to the Investors and the Placement Agents the opinion of Morrison & Foerster LLP, dated as of the Closing Date, in customary form and substance to be reasonably agreed upon with the Investors and addressing such legal matters as the Investors and the Company reasonably agree.
(h)Compliance Certificate. An authorized officer of the Company shall have delivered to the Investors at the Closing Date a certificate certifying that the conditions specified in Sections 6.1(a) (Representations and Warranties), 6.1(b) (Performance), 6.1(c) (No Injunction), 6.1(d) (Consents), 6.1(e) (Transfer Agent), 6.1(f) (Adverse Changes), 6.1(k) (Transaction Agreement Conditions), and 6.1(l) (Non-Voting Common Stock Authorization) of this Agreement have been fulfilled.
(i)Secretary’s Certificate. The Secretary of the Company shall have delivered to the Investors at the Closing Date a certificate certifying (i) the Articles of Incorporation, as amended as of the Closing Date; (ii) the Amended and Restated Bylaws; and (iii) resolutions of the Company’s Board of Directors (or an authorized committee thereof) approving this Agreement, the other Transaction Agreements, and the transactions contemplated by this Agreement and the other Transaction Agreements, including the issuance of the Shares.
(j)Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement in the form attached hereto as Exhibit B (the “Registration Rights Agreement”) to the Investors.

(k)Transaction Agreement Conditions. All conditions to the closing of the Transaction as set forth in the Transaction Agreement shall have been satisfied or waived (other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Transaction Agreement), and the closing of the Transaction shall be set to occur immediately prior to the Closing hereunder. The Transaction Agreement or any provision thereof shall not have been amended, modified or waived in contravention of Section 11.03 thereof or in a manner that would reasonably be expected to materially and adversely affect the benefits that an Investor would reasonably expect to receive pursuant to this Agreement without the prior written consent of such Investor.
(l)Non-Voting Common Stock Authorization. If any Investor has elected to receive Non-Voting Shares, (i) the Company shall have obtained the Requisite Stockholder Approval, (ii) the Certificate of Amendment shall have been filed with the Nevada Secretary of State and shall be effective, (iii) the Non-Voting Common Stock shall have been duly established pursuant thereto, and (iv) the Non-Voting Shares to be issued at the Closing shall have been duly authorized and available for issuance.
(m)Listing Requirements. No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock. The Common Stock shall be listed on a National Exchange and shall not have been suspended, as of the Closing Date, by the SEC or the National Exchange from trading thereon nor shall suspension by the SEC or the National Exchange have been threatened, as of the Closing Date, in writing by the SEC or the National Exchange; and the Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares, and Nasdaq shall have raised no objection to such notice and the transactions contemplated hereby.
6.2Conditions to the Obligation of the Company. The obligation of the Company to consummate the transactions to be consummated at the Closing, and to issue and sell to each Investor the Shares to be purchased by it at the Closing pursuant to this Agreement, is subject to the satisfaction or waiver in writing of the following conditions precedent:
(a)Representations and Warranties. The representations and warranties of each Investor in Section 4 hereto shall be true and correct in all material respects, except for those representations and warranties qualified by materiality or material adverse effect, which shall be true and correct in all respects, on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date, except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date, and consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations, warranties, covenants and agreements of the Investor contained in this Agreement as of the Closing Date.
(b)Performance. Each Investor shall have performed or complied with in all material respects all obligations and conditions herein required to be performed or observed by such Investor on or prior to the Closing Date.
(c)No Injunction. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Agreements.

(d)Registration Rights Agreement. Each Investor shall have executed and delivered the Registration Rights Agreement to the Company in the form attached as Exhibit B.
(e)Payment. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of each Investor’s Purchase Amount as set forth in Exhibit A.
(f)Transaction Agreement Conditions. All conditions to the closing of the Transaction as set forth in the Transaction Agreement shall have been satisfied or waived (other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Transaction Agreement), and the closing of the Transaction shall be set to occur immediately prior to the Closing hereunder.
7.Termination.
7.1Termination. The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:
(i)Upon the mutual written consent of the Company and the Investors that agreed to purchase a majority of the aggregate Purchase Amounts of all Investors prior to the Closing;
(ii)By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;
(iii)By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by such Investor; or
(iv)Automatically, upon the valid termination of the Transaction Agreement in accordance with its terms prior to the Transaction Agreement Closing;
provided, however, that, in the case of clauses (ii) and (iii) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in the Transaction Agreements if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.
7.2Notice. In the event of termination by the Company or the Investor of its obligations to effect the Closing pursuant to Section 7.1, written notice thereof shall be given to the other Investors by the Company. Nothing in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the other terms and provisions of the Transaction Agreements or to impair the right of any party to compel specific performance by any other party of its other obligations under the Transaction Agreements.
8.Miscellaneous Provisions.
8.1[Reserved]
8.2Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, provided no rejection or undeliverable notice is received, (c) three (3) days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt:
(a)If to the Company, addressed as follows:
Skye Bioscience, Inc.
11250 El Camino Real, Suite 100
San Diego, CA 92130
Telephone: [***]
Attention: Punit Dhillon
Email: [***]
with a copy (which shall not constitute notice) to:
Morrison & Foerster LLP
12531 High Bluff Drive, Suite 100
San Diego, CA 92130
Telephone: [***]
Attention: Steve Rowles
Email: [***];

(b)If to any Investor, at its address or e-mail address set forth on Exhibit A, or such address as subsequently modified by written notice given in accordance with this Section 8.2.
Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.
8.3Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to the NRS, at the e-mail address set forth below the Investor’s name on the signature page or Exhibit A, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.
8.4Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.
8.5Governing Law; Submission to Jurisdiction; Venue; Waiver of Trial by Jury.
(a)This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction.
(b)The Company and each of the Investors hereby irrevocably and unconditionally:
(i)submits for itself and its property in any legal action or proceeding relating solely to this Agreement or the transactions contemplated hereby, to the general jurisdiction of any state court or United States Federal court sitting in the Borough of Manhattan, City of New York in the State of New York;
(ii)consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law;
(iii)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Section 8.2 or at such other address of which the other party shall have been notified pursuant thereto;
(iv)agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (i) are not available despite the intentions of the parties hereto;
(v)agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law;
(vi)agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law; and
(vii)irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement.
8.6Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.
8.7Expenses. Except as expressly set forth in the Transaction Agreements to the contrary, each party shall pay its own out-of-pocket fees and expenses, including the fees and expenses of attorneys, accountants and consultants employed by such party, incurred in connection with the proposed investment in the Shares and the consummation of the transactions contemplated thereby; provided, however, that the Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes (other than income taxes) and duties levied in connection with the delivery of any Shares to the Investors. The Company shall pay all Placement Agents’ fees relating to or arising out of the transactions contemplated by this Agreement.
8.8Assignment. None of the parties may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of (x) the Company, in the case of an Investor, and (y) the Investors, in the case of the Company, provided that an Investor may, without the prior consent of the Company, assign its rights to purchase the Shares hereunder to any of its Affiliates or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of such Investor (provided each such assignee agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 4 ). In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of this Agreement by executing a writing agreeing to be bound by and subject to the provisions of this Agreement and shall deliver an executed counterpart signature page to this Agreement and, notwithstanding such assumption or agreement to be bound hereby by an assignee, no such assignment shall relieve any party assigning any interest hereunder from its obligations or liability pursuant to this Agreement unless expressly consented to by the Company.
8.9Confidential Information.
(a)Each Investor covenants that until such time as the transactions contemplated by this Agreement and any material non-public information provided to such Investor are publicly disclosed by the Company or the earlier termination of this Agreement, such Investor will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), other than to such Investor’s Affiliates and its and their respective employees, outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law.
(b)The Company may request from the Investors such reasonable and customary additional information as the Company may deem necessary to evaluate the eligibility of the Investor to acquire the Shares, and the Investor shall promptly provide such information as may reasonably be requested to the extent readily available; provided, that the Company agrees to keep any such information provided by the Investor confidential, except (i) as required by the federal securities laws, rules or regulations and (ii) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of the applicable National Exchange, in which case of clause (i) or (ii), the Company will use commercially reasonable efforts to notify the Investor and provide the Investor the opportunity to review such disclosure. The Investor acknowledges that the Company may file a copy of this Agreement and the Registration Rights Agreement with the SEC as exhibit to a periodic report or a registration statement of the Company.

8.10Reliance by and Exculpation of Placement Agents.
(a)Each Investor agrees for the express benefit of the Placement Agents and their respective Affiliates and representatives that (i) it is not relying upon, and has not relied upon, any statement, representation or warranty made by the Placement Agents or any of their respective Affiliates or representatives, in making its investment or decision to invest in the Company, (ii) each Placement Agent is acting solely as placement agent in connection with the transactions contemplated hereby and is not acting as an underwriter, initial purchaser, dealer or in any other such capacity and is not and shall not be construed as a fiduciary for such Investor, (iii) the Placement Agents and their respective Affiliates and representatives have not made, and will not make any representations or warranties with respect to the Company or the offer and sale of the Shares, or any other matter concerning the Company or the transactions contemplated hereby, and the Investor will not rely on any statements made by the Placement Agents, orally or in writing, to the contrary, (iv) the Investor will be responsible for conducting its own due diligence investigation with respect to the Company and the offer and sale of the Shares, (v) the Investor will be purchasing the Shares based on the results of its own due diligence investigation of the Company and the Placement Agents and each of its directors, officers, employees, representatives, and controlling persons have made no independent investigation with respect to the Company, the Shares, or the accuracy, completeness, or adequacy of any information supplied to the Investor by the Company, (vi) the Investor has negotiated the offer and sale of the Shares directly with the Company, and the Placement Agents will not be responsible for the ultimate success of any such investment and (vii) the decision to invest in the Company will involve a significant degree of risk, including a risk of total loss of such investment. Each Investor further represents and warrants to the Placement Agents that it, including any fund or funds that it manages or advises that participates in the offer and sale of the Shares, is permitted under its constitutive documents (including, without limitation, all limited partnership agreements, charters, bylaws, limited liability company agreements, all applicable side letters with investors, and similar documents) to make investments of the type contemplated by this Agreement. This Section 8.10 shall survive any termination of this Agreement.
(b)The Company agrees and acknowledges that the Placement Agents may rely on its representations, warranties, agreements and covenants contained in this Agreement, and each Investor agrees that the Placement Agents may rely on such Investor’s representations and warranties contained in this Agreement as if such representations and warranties, as applicable, were made directly to the Placement Agents.
(c)Neither of the Placement Agents nor any of their respective Affiliates or representatives (1) shall be liable for any improper payment made in accordance with the information provided by the Company; (2) makes any representation or warranty, or has any responsibilities as to the validity, enforceability, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to the Transaction Agreements or in connection with any of the transactions contemplated therein; or (3) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon them by the Transaction Agreements or (y) for anything which any of them may do or refrain from doing in connection with the Transaction Agreements, except in each case for such party’s own gross negligence, willful misconduct or bad faith.
(d)The Company agrees that the Placement Agents and their respective Affiliates and representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (2) be indemnified by the Company for acting as the Placement Agents hereunder pursuant to the indemnification provisions set forth in the applicable letter agreement between the Company and the Placement Agents.
8.11Third Parties. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby, except as expressly set forth in this Agreement. Notwithstanding the foregoing, (i) each Placement Agent is an intended third-party beneficiary of the representations and warranties of the Company set forth in Section 3, the representations and warranties of each Investor set forth in Section 4 and Section 6.1(h) and Section 8.10 of this Agreement and (ii) the Indemnified Persons are intended third-party beneficiaries of Section 5.9.
8.12Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance obligations of any other Investor under this Agreement. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group (including a “group” within the meaning of Section 13(d)(3) of the Exchange Act), and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. It is expressly understood that each provision contained in this Agreement is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.. The Company acknowledges and each Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor also acknowledges that Morrison & Foerster LLP has not rendered legal advice to such Investor. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Investors with the same terms and Transaction Agreements for the convenience of the Company and not because it was required or requested to do so by any Investor; provided that nothing in this Section 8.12 shall restrict the Company from entering into one or more separate agreements on different terms with a strategic corporate partner whose investment in the Company is expected to close concurrently with the Closing.
8.13Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
8.14Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

8.15Entire Agreement; Amendments. This Agreement and the other Transaction Agreements (including all schedules and exhibits hereto and thereto), together with any side letter agreements with any of the Investors, constitute the entire agreement between the parties hereto respecting the subject matter of this Agreement and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter of this Agreement, whether written or oral. No amendment, modification, alteration, or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Investors holding at least a majority in interest of the Common Shares, Non-Voting Shares, and Conversion Shares then held by the Investors, provided that prior to the Closing the consent of all Investors shall be required; provided further that any amendment, modification, alteration, or change that disproportionately and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Notwithstanding the foregoing, (i) this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion and (ii) any amendment to the definition of “Share Price” (or of any of the other terms included in such definition), any change in the type of security to be issued to the Investors, and any amendment to or waiver of Section 5.5 (Removal of Legends), Section 5.9 (Indemnification), Section 6.1 (Conditions to the Obligation of the Investors), Section 7.1 (Termination) or this Section 8.15 (Entire Agreement; Amendments) shall require the consent of each Investor. The Company, on the one hand, and each Investor, on the other hand, may by an instrument signed in writing by such parties waive the performance, compliance or satisfaction by such Investor or the Company, respectively, with any term or provision of this Agreement or any condition hereto to be performed, complied with or satisfied by such Investor or the Company, respectively. Notwithstanding the foregoing or anything else herein to the contrary, no amendment, modification, alteration, change or waiver of this Section 8.15 shall be valid without the prior written consent of the Placement Agents, which consent may be granted or withheld in the sole discretion of the Placement Agents. In addition, no consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all Investors.
8.16Survival. The covenants, representations and warranties made by each party hereto contained in this Agreement shall survive the Closing and the delivery of the Shares in accordance with their respective terms. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
8.17Contract Interpretation. This Agreement is the joint product of each Investor and the Company and each provision of this Agreement has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.
8.18Arm’s Length Negotiations. For the avoidance of doubt, the parties acknowledge and confirm that the terms and conditions of the Shares were determined as a result of arm’s-length negotiations.
[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
COMPANY:

SKYE BIOSCIENCE, INC.
By:     __________________
Name: Punit Dhillon
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
INVESTOR:
[NAME]
By:
Name:
Title:
Address:
[●]
Email: [●]
Purchase Amount: $______________
The undersigned Investor elects to purchase Shares in the form of Non-Voting Shares:
□ Yes □ No.
If “Yes,” the beneficial ownership limitation applicable to the conversion of the Investor’s Non-Voting Shares shall be the percentage selected below, as determined and applied in accordance with the Certificate of Amendment:
□ 4.99% □ 9.99% □ 19.99%.

If “Yes,” the number of Common Shares to be issued to such Investor shall be the number of shares of Common Stock, rounded down to the nearest whole share, equal to the beneficial ownership limitation percentage selected above (measured against the number of shares of Common Stock outstanding immediately following the Closing), and the remainder of the Shares to be issued to such Investor shall be issued as Non-Voting Shares.
If more than one percentage is selected, the lowest percentage selected shall apply. If “Yes” is selected but no percentage is selected, the beneficial ownership limitation shall be 4.99%. If neither “Yes” nor “No” is selected, or if “Yes” and “No” are selected, the Investor shall be deemed not to have made a Non-Voting Stock Election.

EXHIBIT A

INVESTORS

1
.

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

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REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 14, 2026, is entered into by and among Skye Bioscience, Inc., a Nevada corporation (the “Company”), and the several investors signatory hereto (individually as an “Investor” and collectively together with their respective permitted assigns, the “Investors”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement by and among the Company and the Investors party hereto, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).
WHEREAS:

A.Upon the terms and subject to the conditions of the Purchase Agreement, the Company has agreed to issue to the Investors, and the Investors have agreed to purchase, severally and not jointly, an aggregate of  $[68,000,000] of (x) Common Shares and (y) if applicable pursuant to the terms of the Purchase Agreement, Non-Voting Shares.
B.To induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.
C.Concurrently with the execution of the Purchase Agreement, the Company and Redmile Group, LLC (“Redmile”) have entered into that certain Warrant Purchase Agreement, dated as of the date hereof, pursuant to which the Company has agreed to issue to Redmile a warrant to purchase shares of Common Stock (the “Warrant Shares”), and the Company has agreed to include the Warrant Shares as Registrable Securities hereunder.
NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:
1.DEFINITIONS.
For purposes of this Agreement, the following terms shall have the following meanings:
(a)“Associated Government Entities” means any (i) UK government department, including its executive agencies, other subsidiary bodies and other parts of UK government; (ii) company wholly owned or controlled by a UK government department and any of its subsidiaries; (iii) non-departmental public body, other public body, public corporation and any of its subsidiary bodies sponsored by a UK government department; (iv) any successor to any of the entities set out in (i), (ii) and (iii) above or any new body which falls within the same criteria; and/or (v) BPC Affiliate.

(b)"BPC Affiliate" means (i) any entity administered, controlled, or owned (directly or indirectly) by the Department for Business and Trade and/or any of its or their Subsidiaries or Subsidiary Undertakings (as defined in sections 1159 and 1162 of the Companies Act 2006, as amended from time to time); and/or (ii) any entity, arrangement, account, investment fund, venture capital trust (within the meaning contained in the glossary of the Listing Rules), bank, building society, industrial and provident or friendly society, investment trust, unit trust, investment company, any other collective investment scheme (as defined in section 235 of the Financial Services and Markets Act 2000, as amended from time to time), any intermediate customer (within the meaning of the Conduct of Business Rules made under the Financial Services and Markets Act 2000), partnership, limited partnership, limited liability partnership, general or other partnership, company, fund, pension fund or insurance company or any person who is an authorised person (within the meaning of section 31(2) of the Financial Services and Markets Act 2000) in each case which is, or whose business is, managed, controlled, advised, operated, or owned (directly or indirectly) by BPC and/or any of the entities referred to in paragraph (i) above.
(c)“Person” means any individual or entity, including but not limited to any partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.
(d)“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act, relating to the terms of the offering of any portion of the Registrable Securities.
(e)“Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such registration statement(s) by the U.S. Securities and Exchange Commission (the “SEC”).
(f)“Registrable Securities” means the Exchange Shares (as defined in the Transaction Agreement), the Common Shares, the Conversion Shares, the Warrant Shares and any Common Stock issued or issuable with respect to the Exchange Shares, Common Shares, the Conversion Shares or the Warrant Shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange, conversion, redesignation or similar event. For the avoidance of doubt, the Non-Voting Shares themselves shall not constitute Registrable Securities. Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the earliest to occur of the following events (A) a sale of such securities by the Investor pursuant to a Registration Statement or Rule 144 (in which case, only such securities sold by the Investor shall cease to be Registrable Securities), and (B) such securities becoming eligible for sale without restriction by the Investor pursuant to Rule 144, including without any manner of sale or volume limitations, and without the requirement for the Company to be in compliance with Rule 144(c)(1) (or any successor thereto).
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(g)“Registration Expenses” means all registration and filing fee expenses incurred by the Company in effecting any registration pursuant to this Agreement, including (i) all registration, qualification, and filing fees, printing expenses, and any other fees and expenses associated with filings required to be made with the SEC, FINRA or any other regulatory authority, (ii) all fees and expenses in connection with compliance with or clearing the Registrable Securities for sale under any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses, and (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance).
(h)“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, that Registers Registrable Securities, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws. “Registration Statement” shall also include a New Registration Statement, as amended when each became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus subsequently filed with the SEC.
(i)“Required Investors” means the Investors holding a majority of the Registrable Securities outstanding from time to time.
(j)“Rule 144” means Rule 144 promulgated under the Securities Act.
(k)“Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all similar fees and commissions relating to the Investors’ disposition of its Registrable Securities.
2.REGISTRATION.
(a)Mandatory Registration. The Company shall, as promptly as reasonably practicable and in any event no later than 45 days after the Closing Date (as defined in the Purchase Agreement) (the “Filing Deadline”), prepare and file with the SEC an initial Registration Statement (the “Initial Registration Statement”) registering the resale of all Registrable Securities. Before filing the Registration Statement, the Company shall furnish to the Investors a copy of the Registration Statement. The Investors and their respective counsel shall have at least three Business Days prior to the anticipated filing date of a Registration Statement to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related Prospectus, prior to its filing with the SEC. Subject to any SEC comments, such Registration Statement shall include the plan of distribution substantially in the form attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall (a) use commercially reasonable efforts to address in each such document prior to being so filed with the SEC such comments as the Investor or its counsel
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reasonably proposed by the Investor, and (b) not file any Registration Statement or Prospectus or any amendment or supplement thereto containing information regarding the Investor to which Investor reasonably objects, unless such information is required to comply with any applicable law or regulation. Each Investor shall promptly furnish all information reasonably requested by the Company with respect to such Investor and as shall be reasonably required in connection with any registration referred to in this Agreement. The Filing Deadline shall automatically be extended, day for day, by the number of days the SEC is closed for operations due to a government shutdown, without any action required by the Investors and without such extension constituting a default by the Company.
(b)Effectiveness. The Company shall use its reasonable best efforts to have the Initial Registration Statement and any amendment declared effective by the SEC at the earliest possible date but no later than the earlier of (a) the 75th calendar day following the earlier of (x) the initial filing date of the Initial Registration Statement and (y) the Filing Deadline, if the SEC notifies the Company that it will “review” the Initial Registration Statement and (b) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Deadline”). The Company shall notify the Investor by e-mail as promptly as practicable, and in any event, within 24 hours, after the Registration Statement is declared effective or is supplemented and shall provide the Investor with copies of any Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use reasonable best efforts to keep the Initial Registration Statement continuously effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investors of all of the Registrable Securities covered thereby at all times until the earliest to occur of the following events: (i) the date on which the Investors shall have resold all the Registrable Securities covered thereby pursuant to Rule 144 or pursuant to the Initial Registration Statement; and (ii) the date on which the Registrable Securities may be resold by the Investors without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect (the “Registration Period”). The Initial Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Effectiveness Deadline shall automatically be extended, day for day, by the number of days the SEC is closed for operations due to a government shutdown, without any action required by the Investors and without such extension constituting a default by the Company.

(c)Sufficient Number of Shares Registered. In the event the number of shares available under the Initial Registration Statement at any time is insufficient to cover the Registrable Securities, the Company shall, to the extent necessary and permissible, amend the Initial Registration Statement or file a new registration statement (together with any prospectuses or prospectus supplements thereunder, a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as reasonably practicable, but in any event not later than ten Business Days after the necessity therefor arises (the “New Registration Filing Deadline”). The Company shall use its reasonable best efforts to have such amendment and/or New Registration Statement become effective as soon as reasonably practicable following the filing thereof but no later than the earlier of (a) the 75th calendar day following the earlier of (x) the initial filing date of the New Registration Statement and (y) the New Registration Filing Deadline, if the SEC notifies the Company that it will “review” the New Registration Statement and (b) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by
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the SEC that the New Registration Statement will not be “reviewed” or will not be subject to further review (the earlier of such dates, the “New Registration Effectiveness Deadline”). The provisions of Section 2(a) and (b) shall apply to the New Registration Statement, except as modified hereby. The New Registration Filing Deadline and the New Registration Effectiveness Deadline shall automatically be extended, day for day, by the number of days the SEC is closed for operations due to a government shutdown, without any action required by the Investors and without such extension constituting a default by the Company.
(d)[Reserved.]
(e)Allowable Delays. On no more than two occasions and for not more than 30 consecutive days or for a total of not more than 60 days in any 12 month period, the Company may delay the effectiveness of the Initial Registration Statement or any other Registration Statement, or suspend the use of any Prospectus, in the event that the Company’s Board of Directors reasonably determines, in good faith and upon advice of legal counsel, that such delay or suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the applicable Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.
(f)Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in any Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Company shall be obligated to use reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities) or requires any Investor to be named as an “underwriter,” the Company shall (i) promptly notify each holder of Registrable Securities thereof and (ii) make commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” Each Investor shall have the right to have its legal counsel, at such Investor’s expense, to review and oversee any registration or matters pursuant to this Section 2(f), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which any Investor’s counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2(f), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor (provided that, in the event an Investor withholds such consent, the Company shall have no obligation hereunder to include any Registrable Securities of such Investor in any Registration Statement covering the resale thereof until such time as the SEC no longer requires such Investor
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to be named as an “underwriter” in such Registration Statement or such Investor otherwise consents in writing to being so named). Any cut-back imposed on the Investors pursuant to this Section 2(f) shall be allocated among the Investors on a pro rata basis and shall be applied first to any of the Registrable Securities of such Investor as such Investor shall designate, unless the SEC Restrictions otherwise require or provide or the Investors otherwise agree. From and after such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”), all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut Back Shares; provided, however, that the date by which the Company is required to file the Registration Statement with respect to such Cut Back Shares shall be the tenth day following the Restriction Termination Date and the date by which the Company is required to have the Registration Statement effective with respect to such Cut Back Shares shall be the 30th day immediately after the Restriction Termination Date.
(g)Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

3.RELATED COMPANY OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, including on the Initial Registration Statement or on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:
(a)Notifications. The Company will promptly notify the Investors of the time when any subsequent amendment to the Initial Registration Statement or any New Registration Statement, other than documents incorporated by reference, has been filed with the SEC and/or has become effective or where a receipt has been issued therefor or any subsequent supplement to a Prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement, any New Registration Statement or any Prospectus or for additional information.
(b)Amendments. The Company will prepare and file with the SEC any amendments, post-effective amendments or supplements to the Initial Registration Statement, any New Registration Statement or any Prospectus, as applicable, that, (a) as may be necessary to keep such Registration Statement effective for the Registration Period and to comply with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute (the “Exchange Act”) with respect to the distribution of all of the Registrable Securities covered thereby, or (b) in the reasonable opinion of the Investors and the Company, as may be necessary or advisable in connection with any acquisition or sale of Registrable Securities by the Investors.
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(c)Investor Review. The Company will not file any amendment or supplement to the Registration Statement, any New Registration Statement or any Prospectus, other than documents incorporated by reference, relating to any Investor, the Registrable Securities or the transactions contemplated hereby unless (A) such Investor and its counsel shall have been advised and afforded the opportunity to review and comment thereon at least three (3) Business Days prior to filing with the SEC and (B) the Company shall have given reasonable due consideration to any comments thereon received from such Investor or its counsel.
(d)Copies Available. The Company will furnish to any Investor whose Registrable Securities are included in any Registration Statement and its counsel copies of the Initial Registration Statement, any Prospectus thereunder (including all documents incorporated by reference therein), any Prospectus supplement thereunder, any New Registration Statement and all amendments to the Initial Registration Statement or any New Registration Statement that are filed with the SEC during the Registration Period (including all documents filed with or furnished to the SEC during such period that are deemed to be incorporated by reference therein), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment) and such other documents as an Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investor that are covered by such Registration Statement, in each case as soon as reasonably practicable upon such Investor’s request and in such quantities as such Investor may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document to such Investor to the extent such document is available on EDGAR.
(e)Notification of Stop Orders; Material Changes. The Company shall use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as practicable. The Company shall advise the Investors promptly (but in no event later than 24 hours) and shall confirm such advice in writing, in each case: (i) of the Company’s receipt of notice of any request by the SEC or any other federal or state governmental authority for amendment of or a supplement to the Registration Statement or any Prospectus or for any additional information; (ii) of the Company’s receipt of notice of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of any Prospectus or Prospectus supplement, or any New Registration Statement, or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; and (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in any Registration Statement or any Prospectus untrue or which requires the making of any additions to or changes to the statements then made in any Registration Statement or any Prospectus in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend any Registration Statement or any Prospectus to comply with the Securities Act or any other law. The Company shall not be required to disclose to the Investors (and shall not so disclose to any Investor without such Investor’s prior written consent) the substance of specific reasons of any of the events set forth in clause (i) through (iii) of the immediately preceding sentence (each, a “Suspension Event”), but rather, shall only be required to disclose that the event has occurred; provided that the Company shall not provide any material non-public information to the Investors in such notice. If at any time the SEC, or any other federal or state governmental authority shall issue any stop order suspending the effectiveness of any Registration Statement or prohibiting or suspending the use of any Prospectus or Prospectus supplement, the Company shall use its reasonable best efforts to obtain the withdrawal of such
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order at the earliest practicable time. The Company shall furnish to the Investors, without charge, a copy of any correspondence from the SEC or the staff of the SEC, or any other federal or state governmental authority to the Company or its representatives relating to the Initial Registration Statement, any New Registration Statement or any Prospectus, or Prospectus supplement as the case may be. In the event of a Suspension Event set forth in clause (iii) of the second sentence of this Section 3(e), the Company will use its commercially reasonable efforts to publicly disclose such event as soon as reasonably practicable, or otherwise resolve the matter such that sales under Registration Statements may resume.
(f)Confirmation of Effectiveness. If reasonably requested by an Investor at any time in respect of any Registration Statement, the Company shall deliver to such Investor a written confirmation (email being sufficient) from Company’s counsel of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not such Registration Statement is currently effective and available to the Company for sale of Registrable Securities.
(g)Listing. The Company shall use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the Nasdaq Capital Market and/or any other National Exchange upon which the Common Stock is listed.
(h)Compliance. The Company shall otherwise use best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act by 9:30 a.m. New York time on the Business Day following the date the applicable Registration Statement is declared effective, promptly inform the Investor in writing if, at any time during the Registration Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investor is required to deliver a prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least 12 months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(h), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).
(i)Blue-Sky. The Company shall register or qualify or cooperate with any Investor and its counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by such Investor; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(i), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(i), or (iii) file a general consent to service of process in any such jurisdiction.
(j)Rule 144. With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information
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available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish electronically to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.
(k)Cooperation. The Company shall cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates or uncertificated shares representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request to the extent permitted by such Registration Statement or Rule 144 to effect sales of Registrable Securities ; for the avoidance of doubt, the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System.
4.OBLIGATIONS OF THE INVESTORS.
(a)Investor Information. Each Investor shall provide a completed Investor Questionnaire in the form attached hereto as Exhibit B or such other form of questionnaire or information reasonably required by the Company in connection with the registration of the Registrable Securities within three business days of the Company’s request and no later than the end of the third (3rd) Business Day following the date on which such Investor receives draft materials in accordance with Section 2(a).
(b)Suspension of Sales. Each Investor, severally and not jointly with any other Investor, agrees that, upon receipt of any notice from the Company of the existence of an Allowed Delay or a Suspension Event as set forth in Section 3(e), the Investor will promptly discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Investor's receipt of a notice from the Company confirming the resolution of such Allowed Delay or Suspension Event and that such dispositions may again be made; provided, for the avoidance of doubt, that the foregoing shall not limit the right of the Investor to sell or otherwise dispose of the Registrable Securities pursuant to Rule 144 or any other exemption from the registration requirements of the Securities Act or to settle a transaction pursuant to a Registration Statement as to which a contract for such sale was entered into prior to such Investor’s receipt of the notice from the Company of the existence of the Allowed Delay or Suspension Event. The Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with any sale of Registrable Securities pursuant to a Registration Statement with respect to which such Investor has entered into a contract for sale prior to such Investor’s receipt of the notice from the Company of the existence of the Allowed Delay or Suspension Event.
(c)Investor Cooperation. Each Investor, severally and not jointly with any other Investor, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement or New Registration Statement hereunder, unless such Investor has
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notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.
5.EXPENSES OF REGISTRATION.
All Registration Expenses incurred in connection with registrations pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of an Investor shall be borne by such Investors.
6.INDEMNIFICATION.
(a)To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, each Person, if any, who controls each Investor, the members, shareholders, the directors, officers, partners, employees, members, managers, agents, representatives and advisors of each Investor and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, obligation, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges and costs (including, without limitation, court costs and costs of preparation), reasonable and documented attorneys’ fees, amounts paid in settlement or reasonable and documented expenses (collectively, “Indemnified Damages”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Claims”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereof, or (ii) any violation or alleged violation by the Company or any of its subsidiaries of the Securities Act, Exchange Act or any other state securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration of the Registrable Securities (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such Indemnified Damages are incurred and are due and payable, for any reasonable out-of-pocket legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Investors or such Indemnified Person specifically for use in such Registration Statement or prospectus and was reviewed and approved in writing by such Investor or such Indemnified Person expressly for use in connection with the preparation of any Registration Statement, any prospectus or any such amendment thereof or supplement thereto, in each case if the foregoing was timely made available by the Company; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, and the Indemnified Person was promptly advised in writing not to use the outdated, defective or incorrect prospectus prior to the use giving rise to a Violation; (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which
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consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 8.
(b)In connection with the Initial Registration Statement, any New Registration Statement or any prospectus, each Investor, severally and not jointly, agrees to indemnify, hold harmless and defend, the Company, each of its directors, each of its officers who signed the Initial Registration Statement or signs any New Registration Statement, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claims resulting from any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, in each case to the extent, and only to the extent, that such violation occurs in reliance upon and in conformity with information about such Investor furnished in writing by such Investor to the Company and reviewed and approved in writing by such Investor or such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement, any prospectus or any such amendment thereof or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b), shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by any Investor pursuant to Section 8.
(c)Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or the Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any
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settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the Indemnified Party or Indemnified Person in respect to or arising out of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or malfeasance by or on behalf of, the Indemnified Party or Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.
(d)The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any Person receiving a payment pursuant to this Section 6 which person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) to the person making it.

(e)The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.CONTRIBUTION.
To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by such seller from the sale of such Registrable Securities giving rise to such contribution obligation.

8.ASSIGNMENT OF REGISTRATION RIGHTS.
The Company shall not assign this Agreement or any rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Required Investors; provided, however, that in any transaction, whether by merger,
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reorganization, restructuring, consolidation, financing or otherwise, whereby the Company is a party and in which the Registrable Securities are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investor in connection with such transaction unless such securities are otherwise freely tradable by the Investor after giving effect to such transaction, and the prior written consent of the Required Investors shall not be required for such transaction.
An Investor may transfer or assign its rights hereunder, in whole or from time to time in part, to an affiliate of such Investor, to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of the Investor, or to any Associated Government Entities, without the prior written consent of the Company, provided that such Investor complies with all laws applicable thereto, and the provisions of the Purchase Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such assignee agrees in writing to be bound by all of the provisions contained herein.
 The provisions of this Agreement shall be binding upon and inure to the benefit of the Investor and its successors and permitted assigns.

9.AMENDMENTS AND WAIVERS.

The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, or waived only by a written instrument executed by (i) the Company and (ii) the Required Investors, provided that (A) any party may give a waiver as to itself, and provided further that, (B) any amendment, modification, supplement or waiver that disproportionately and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor, and (C) any amendments to Section 6 or to the definitions of “Filing Deadline,” “Effectiveness Deadline,” or “Registration Period” shall require the written consent of each Investor. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of one or more Investors and that does not adversely directly or indirectly affect the rights of other Investors may be given by Investors holding all of the Registrable Securities to which such waiver or consent relates.
10.MISCELLANEOUS.

(a)Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, provided no rejection or undeliverable notice is received, (c) three days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (d) one business day after deposit with a nationally recognized
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overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt:
i.If to the Company, addressed as follows:
Skye Bioscience, Inc.
11250 El Camino Real, Suite 100
San Diego, CA 92130
Telephone: [***]
Attention: Punit Dhillon
Email: [***]

with a copy (which shall not constitute notice):
Morrison & Foerster LLP
12531 High Bluff Drive, Suite 100
San Diego, CA 92130
Telephone: [***]
Attention: Steve Rowles
Email: [***]

ii.If to any Investor, at its e-mail address or address set forth on its signature page to the Purchase Agreement or to such e-mail address, or address as subsequently modified by written notice given in accordance with this Section 10.
Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.
(b)Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to the NRS (as defined in the Purchase Agreement) at the e-mail address set forth below the Investor’s name on the signature page or Exhibit A, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.
(c)Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

(d)Governing Law. The provisions of Section 8.5 of the Purchase Agreement are incorporated by reference herein mutatis mutandis.

(e)Integration. This Agreement and the other Transaction Agreements (as defined in the Purchase Agreement) constitute the entire agreement between the parties hereto respecting the subject matter hereof and thereof and supersedes all prior agreements,
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negotiations, understandings, representations and statements respecting the subject matter hereof and thereof, whether written or oral.
(f)Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
(g)Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

(h)Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i)Contract Interpretation. This Agreement is the joint product of each Investor and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.
(j)No Third Party Beneficiaries. Except as set forth in Sections 6 and 7, nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby except as expressly provided in this Agreement.
(k)Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.
(l)Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, stockholder, general or limited partner or member of the Investors or of any affiliates or assignees thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, stockholder, general or limited
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partner or member of the Investors or of any affiliates or assignees thereof, as such for any obligation of the Investors under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.
(m)Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.
(n)Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of date first written above.

COMPANY:

SKYE BIOSCIENCE, INC.
By:     __________________________
Name:
Title:
[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of date first written above.

INVESTOR:
[NAME]
By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Exhibit A

PLAN OF DISTRIBUTION
The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:
•distributions to members, partners, stockholders or other equityholders of the selling stockholders;
•ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
•purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•an exchange distribution in accordance with the rules of the applicable exchange;
•privately negotiated transactions;
•short sales and settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;
•through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;
•a combination of any such methods of sale; and
•any other method permitted pursuant to applicable law.
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The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling stockholders for purposes of this prospectus.
In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering or from the conversion of shares of non-voting common stock to shares of common stock.
The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule, or another available exemption from the registration requirements under the Securities Act.
The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act (it being understood that the selling stockholders shall not be deemed to be underwriters solely as a result of their participation in this offering). Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.
To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular
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offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.
In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.
We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.
We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.
We have agreed with the selling stockholders to use reasonable best efforts to cause the registration statement of which this prospectus constitutes a part to become effective and to remain continuously effective until the earlier of: (i) the date on which the selling stockholders shall have resold or otherwise disposed of all the shares covered by this prospectus pursuant to Rule 144 or pursuant to this prospectus and (ii) the date on which the shares covered by this prospectus no longer constitute “Registrable Securities” as such term is defined in the Registration Rights Agreement, such that they may be resold by the selling stockholders without registration and without regard to any volume or manner-of-sale limitations and without current public information pursuant to Rule 144 under the Securities Act or any other rule of similar effect.
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Exhibit B

Investor Questionnaire

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE
1.    Name.
    (a)    Full Legal Name of Investor

    (b)    Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

    (c)    Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Investor:

Telephone:
E-Mail: _____________________________________________________________________
Contact Person:

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3. Broker-Dealer Status:
    (a)    Are you a broker-dealer?
    Yes     No
    (b)    If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?
    Yes     No
    Note:    If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
    (c)    Are you an affiliate of a broker-dealer?
    Yes     No
    (d)    If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
    Yes     No
    Note:    If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
4. Beneficial Ownership of Securities of the Company Owned by the Investor.
Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.
    (a)    Type and Amount of other securities beneficially owned by the Investor:

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5. Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
    State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Date:         Beneficial Owner:

        By:
            Name:
            Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE TO:

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